RELEASE, CONSENT AND ACKNOWLEDGEMENT

This Release, Consent and Acknowledgment (this “Release”), dated as of June 26, 2008, is made by and among Earth Biofuels, Inc., a Delaware corporation (the “Parent”), Durant Biofuels, LLC, an Oklahoma limited liability company (“Durant”), Earth LNG, Inc. f/k/a Apollo LNG, Inc., a Texas corporation (“Earth LNG”), and its direct wholly owned subsidiary, New Earth LNG, LLC, a Delaware limited liability company (“New Earth LNG”) and Earth LNG’s direct and indirect subsidiaries Arizona LNG, L.L.C., a Nevada limited liability company, Fleet Star, Inc., a Delaware corporation, Earth Leasing, Inc. f/k/a Alternative Dual Fuels, Inc., a Texas corporation and Applied LNG Technologies USA, L.L.C., a Delaware limited liability company (each of such subsidiaries, together with Earth LNG, and New Earth LNG, an “LNG Party” and collectively, the “LNG Parties”), PNG Ventures, Inc., a Nevada corporation (“PNG”), Castlerigg PNG Investments LLC, as Collateral Agent (the “Collateral Agent”), for each of the holders of the “Notes” (as defined below), and Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio, as a creditor (in such capacity, the “Creditor”).

RECITALS

A.           Reference is made to (i) a Securities Purchase Agreement, dated as of June 7, 2006, by and among Earth Biofuels, Inc., a Delaware corporation and parent company of Earth LNG, and certain buyers, pursuant to which, among other things, such buyers purchased from Parent certain notes (the “Notes”), (ii) a Securities Purchase Agreement, dated as of July 24, 2006, pursuant to which, among other things, certain buyers purchased from the Parent senior convertible notes (the “2006 Notes”, and together with the Notes, the “Existing Notes”) and (iii) an Interim Restructuring Agreement, dated as of November 13, 2007, by and among the Parent, Dennis McLaughlin III, and certain buyers, pursuant to which, among other things, the Parent agreed to grant to each holder of the Notes a security interest in certain assets of the Parent and the Parent’s direct and indirect subsidiaries, including, without limitation, the LNG Parties, as evidenced by (x) a Pledge and Security Agreement, dated as of December 20, 2007, by the Parent and such subsidiaries, including, without limitation, the LNG Parties (the “Existing Pledge Agreement”), (y) a Guaranty Agreement, dated as of November 13, 2007, by the Parent’s subsidiaries, including, without limitation, the LNG Parties (the “Existing Guaranty Agreement”), and (z) each other agreement, instrument, document and other writing entered into in connection with the Existing Pledge Agreement and the Existing Guaranty Agreement (the documents described in clauses (x), (y) and (z), as heretofore amended, modified, supplemented, restated or replaced from time to time, or any forbearance or extension thereto, collectively the “Collateral Agreements”);

B.           Parent is a debtor under the Amended and Restated Senior Secured Exchangeable Note and Senior Subordinated Secured Convertible Exchangeable Note, issued to the Collateral Agent and to the Creditor and certain other creditors, pursuant to an Amendment and Exchange Agreement, dated as of June 26, 2008, by and among the Parent, PNG and the Creditor (the “Exchange Agreement”) and certain related agreements, instruments, documents and other writings (collectively the “Amended Parent Credit Documents”) pursuant to which, for the avoidance of doubt, none of the LNG Parties is obligated in any respect;

1)           Parent, Earth LNG and New Earth LNG, as assignee of the subsidiaries of Earth LNG,  have entered into a Share Exchange Agreement, dated as of June 30, 2008 (the "Share Exchange Agreement") for the sale of all of the membership interests in New Earth LNG to PNG and, in connection therewith and as a condition thereof, the LNG Parties have requested that the Collateral Agent and the Creditor release the LNG Parties and PNG from any and all liabilities under or in connection with the Collateral Agreements and otherwise, and release any collateral held as security by the Collateral Agent or the Creditor as security for any such liabilities (whether such security interest is perfected or otherwise), and that the Parent and Durant consent to such releases and acknowledge certain related matters, all to which the parties desire to agree pursuant to the terms hereof; and

D.           Durant, Earth Biofuels Technology Co., LLC, The Wing Sail Company, Earth Biofuels of Cordele, LLC, B20 Customs, LLC, Earth Biofuels Operating, Inc., Earth Biofuels Retail Fuel Company, LLC, Earth Ethanol of Washington L.L.C. and Earth Ethanol, Inc. (collectively, the “Non-LNG Subsidiaries”) are entering into to an Amended and Restated Guaranty Agreement (the “Restated Guaranty”) in favor of the Creditor, and (b) the Parent and the Non-LNG Subsidiaries are entering into an Amended and Restated Pledge and Security Agreement (the “Restated Pledge Agreement”) in favor of the Collateral Agent, to which agreements New Earth and the Subsidiaries are no longer parties or obligors.

AGREEMENT

In consideration of the foregoing premises, the covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned do hereby acknowledge, consent and agree as follows:

1.           Releases by Collateral Agent and Creditor.

a.           Effective on the “Waiver Effective Date” (as hereinafter defined), the Collateral Agent and the Creditor (collectively, the “Creditor Parties”), for themselves, their respective officers, directors, employees, agents, attorneys, subsidiaries, affiliates and predecessors and the respective heirs, executors, administrators, legal representatives, successors and assigns of each of the foregoing (all of the foregoing being collectively the “Releasors”), hereby and with prejudice unconditionally and irrevocably remise, release and forever discharge the LNG Parties and PNG, their respective officers, directors, employees, agents, attorneys, subsidiaries and predecessors and the respective heirs, executors, administrators, legal representatives, successors and assigns of each of the foregoing (all of the foregoing , collectively, the “Released Persons”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims (including, without limitation, any and all defenses, counter-claims and cross-claims against, and rights to indemnification or contribution from, any of the Released Persons), demands, liabilities and obligations of whatever kind or nature whatsoever (whether joint or several, direct or indirect, absolute or contingent or otherwise, as maker, endorser, surety, guarantor or otherwise, and whether evidenced by any promissory note, court order, or other instrument, or carried as an open account payable or otherwise) in respect of any of the Collateral Agreements or any other contract, instrument, liability, lien or claim relating thereto, whether by operation of law or otherwise or to the business dealings directly between Releasors and Parent and Non-LNG Subsidiaries (other than any business dealings in which PNG has signed a written acknowledgment with respect thereto or in which PNG is a party), whether in law (including, without limitation, any domestic or foreign federal, state, local or other statute, regulation or other law), in equity or as third-party beneficiary or otherwise, whether known or unknown, suspected or unsuspected or otherwise, which any one or more of the Releasors ever had, now has or in the future can, shall or may have, against or otherwise involving any of the Released Persons or any asset or property of any thereof, for any reason whatsoever, or as a result of any matter occurring or failing to occur or otherwise, at any time or times whether heretofore or hereafter occurring; provided, however, that the foregoing releases shall not apply to any liabilities or obligations of PNG itself to any of the Creditor Parties under or in respect of the "Transfer Agreement" itself (as defined below) (to the extent that such representations relate to PNG and are not representations or covenants of Parent, Non-LNG Subsidiaries or LNG Parties or Creditors) or this Release (collectively, "Related Obligations").

b.           Effective on the “Waiver Effective Date” (as hereinafter defined), the Releasors hereby and with prejudice unconditionally and irrevocably remise, release and forever discharge Parent, its respective officers, directors, employees, agents, attorneys, subsidiaries and predecessors and its heirs, executors, administrators, legal representatives, successors and assigns of each of the foregoing (all of the foregoing, collectively, the “EBOF Released Persons”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims (including, without limitation, any and all defenses, counter-claims and cross-claims against, and rights to indemnification or contribution from, any of the EBOF Released Persons), demands, liabilities and obligations of whatever kind or nature whatsoever (whether joint or several, direct or indirect, absolute or contingent or otherwise, as maker, endorser, surety, guarantor or otherwise, and whether evidenced by any promissory note, court order, or other instrument, or carried as an open account payable or otherwise) in respect of the Creditor's "Note" and "Exchanged Notes" (as defined in "Settlement Exchange Agreement", as defined in the "Transfer Agreement" defined below) and any security interests in the shares of common stock, $0.0001 par value, of PNG issuable upon conversion in accordance with the terms thereof, whether by operation of law or otherwise), whether in law (including, without limitation, any domestic or foreign federal, state, local or other statute, regulation or other law), in equity or as third-party beneficiary or otherwise, whether known or unknown, suspected or unsuspected or otherwise, which any one or more of the Releasors ever had, now has or in the future can, shall or may have, against or otherwise involving any of the EBOF Released Persons or any asset or property of any thereof, for any reason whatsoever, or as a result of any matter occurring or failing to occur or otherwise, at any time or times whether heretofore or hereafter occurring.

c.           Parent shall continue to be obligors under and parties to the Amended Parent Credit Documents.

2.           Termination of Collateral Agreements and Related Security.
a.           Effective on the Waiver Effective Date , the Creditor Parties acknowledge and agree that (i) as to the Released Persons only, the Collateral Agreements are hereby fully, and finally terminated and discharged in all respects, with prejudice, and none of the Released Persons has any further or remaining liability or obligation thereunder, and (ii) as to all assets of the Released Persons only, all security interests and other liens, security agreements, mortgages, deeds of trust, assignments, pledges, guaranties, subordinations and other collateral or security granted to or existing in favor of the Creditor Parties or any of them in connection with obligations under the Collateral Agreements, or in connection with any other obligations of any of the Released Persons to the Creditor Parties or any of them, are satisfied, discharged, released and terminated in all respects.

b.           Effective on the Waiver Effective Date, the LNG Parties and their designees (including, without limitation, Greenfield Commercial, L.L.C.) are immediately authorized to file or record termination statements for each Uniform Commercial Code financing statement of public record naming any LNG Party as debtor and the Creditor Parties or any of them as secured party, including, without limitation, the Uniform Commercial Code financing statements described on Exhibit A to this Release.

c.           Effective on the Waiver Effective Date, promptly upon any further written request of any LNG Party, each of the Creditor Parties, as applicable, will provide such LNG Party with any other instruments or writings and take any other actions reasonably required to (a) confirm the satisfaction, payment, discharge and performance in full of the all indebtedness, liabilities and obligations released pursuant to Section 1 of this Release (collectively, the “Released Obligations”) and the termination and discharge of the Collateral Agreements as to any of the LNG Parties, (b) return to such LNG Party any collateral or security for any the Released Obligations in the possession of the Creditor Parties or any of them and (c) satisfy, discharge, release or terminate any security interest or other lien, security agreement, mortgage, deed of trust, assignment, pledge or subordination, any guaranty or other assurance of payment, any control, blocked account or similar agreement or any insurance policy endorsement or other collateral or security existing in the favor of the Creditor Parties or any of them with respect to any assets of any LNG Party or otherwise as security or collateral for any of the Released Obligations.

3.           Consent by Parent and Durant.  The Parent and the Non-LNG Subsidiaries (collectively, the "Remaining Obligors") hereby consent to (a) the release of the LNG Parties from their liabilities as guarantors of the Released Obligations and (b) the release of the Collateral Agent’s security interest in the assets and property of the LNG Parties (collectively, the "LNG Property"), and acknowledge that the Remaining Obligors shall continue to be liable, jointly and severally, for the payment in full of the any indebtedness owed to the Creditor pursuant to the Amended Parent Credit Documents, the Existing Guaranty Agreement (as amended by the Restated Guaranty), the Existing Pledge Agreement (as amended by the Restated Pledge Agreement) and the other "Existing Transaction Documents" (as defined in the Exchange Agreement), notwithstanding such releases herein, and that their liabilities in regard thereto shall continue as provided therein and Parent and Non-LNG Subsidiaries further agree to indemnify Released Persons for any liabilities resulting there from (which covenant shall, for avoidance of doubt survive any mutual release in favor of a Released Person relating to the post Share Exchange financing with Fourth Third, LLC).

i)           Conditions to Effectiveness.  The effectiveness of this Release shall be conditioned upon the satisfaction of the following conditions precedent (the date on which all such conditions are fulfilled or waived by the Agents and the Required Lenders are hereafter referred to as the “Waiver Effective Date”):

(1)(2)(3)(a)a.(4)(5)                                                      this Release shall have been executed and delivered by the Collateral Agent, the Creditor, the Parent, the Non-LNG Subsidiaries, PNG and the LNG Parties;

b.           the Collateral Agent, the Parent, the Non-LNG Subsidiaries, the LNG Parties and each of the other creditors listed in Exhibit B annexed hereto, shall have (i) executed agreements identical to this Release (collectively, the “Other Releases”);

c.           the Securities Purchase Agreement, together with a Transfer of Securities Acknowledgment and Agreement attached as Exhibit A thereto (the "Transfer Agreement"), shall have been duly executed by Parent and PNG, as applicable, and a copy of which shall be delivered to the Creditor;

d.           the “Closing” under (and as defined in) the Share Exchange Agreement shall have occurred, with all closing conditions thereto satisfied as determined at the sole discretion of the parties thereto; and

e.           the representations and warranties made by PNG in the Transfer Agreement shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) on and as of the Waiver Effective Date as though made on and as of such date, except (i) to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date, or (ii) are otherwise dependant on representations or warranties of Parent, the LNG Parties or the Non-LNG Subsidiaries, in which case such representations and warranties are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) except with respect to such representations or warranties by Parent, the LNG Parties or Non-LNG Subsidiaries.

For the avoidance of doubt, the LNG Parties may rely, in determining the above, on facsimile, PDF, statements of Parent, or similar representation of signed documents or counterpart signature pages for purposes of determining the satisfaction of any of the above.

ii)           Representations and Warranties.

a.           The Parent and the Non-LNG Subsidiaries hereby represent and warrant to the Collateral Agent and the Creditor that, after the "Closing Date" (as defined in the Exchange Agreement), no “Event of Default” (as defined in the Notes), and no event that, with the giving of notice or the passage of time, or both, would constitute an Event of Default, each, a

“Default”) will have occurred and be continuing or will result from this Release becoming effective in accordance with its terms.

b.           PNG hereby represents and warrants to the Collateral Agent and the Creditor that (i) the representations and warranties made by PNG in the Transfer Agreement are true and correct on and as of the Waiver Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date), and (ii) the "Closing" has occurred under (and as defined in) the Share Exchange Agreement.

iii)           Ratification; Reservation of Rights.  This Release does not and shall not affect any obligations of the Parent, any of the Non-LNG Subsidiaries or any party other than the LNG Parties under the Notes or any other Existing Transaction Document or certificate or other writing delivered to the Collateral Agent or the Creditor pursuant thereto, other than as expressly provided herein, including (without limitation) the Parent’s obligations to pay all of its liabilities and obligations under the Notes and all other Obligations in accordance with the terms of the Notes and the other Existing Transaction Documents, all of which obligations shall remain in full force and effect, in each case as against Parent and the Non-LNG Subsidiaries.  Except as expressly provided herein, the execution, delivery and effectiveness of this Release shall not operate as a waiver of any right, power or remedy of the Collateral Agent or the Creditor under the Notes or any other Existing Transaction Document, nor constitute a waiver of any provision of the Notes or any other Transaction Document as against Durant, Parent or the Non-LNG Subsidiaries.  Except as expressly set forth in this Release, Consent and Waiver, the Collateral Agents and the Creditor expressly reserve the right to exercise any and all of their rights and remedies under the Notes, any other Existing Transaction Document and applicable law in respect of any Default or Event of Default as against the Parent and other Non-LNG Subsidiaries.

iv)           Indemnification and Release.

a.           The Parent and the Non-LNG Subsidiaries hereby, jointly and severally:  (a) indemnify and hold harmless the Collateral Agent and the Creditor, and each of their respective officers, directors, employees, equityholders, attorneys, consultants and agents (each, a “Creditor Indemnitee”), from and against any and all claims, damages, liabilities and expenses, including, without limitation, attorneys’ fees and disbursements, which may be incurred by or asserted against any Creditor Indemnitee in any investigation, litigation, suit or action arising out of or relating to (i) the release pursuant hereto of any security interest, lien, encumbrance or other charge granted to the Collateral Agent (on behalf the Creditor), or (ii) the release of any of the LNG Parties from its respective liabilities under the Guaranty; provided, however, that the Parent and the Non-LNG Parties shall not be required to indemnify any Creditor Indemnitee from or against any portion of such claims, damages, liabilities or expenses arising out of the gross negligence or willful misconduct of such Creditor Indemnitee, as determined by a final nonappealable judgment of a court of competent jurisdiction; (b) agree to pay all costs and expenses in connection with the preparation, execution, delivery, filing and recording of this Release, Consent and Waiver, and the performance of any other acts and the execution of any other documents required to effect the release of any security interest pursuant hereto, including (without limitation) the fees and disbursements of counsel to the Collateral Agent and the Creditor; (c) agree to pay any and all stamp and other transfer or filing taxes and fees payable or determined to be payable in connection with the execution and delivery hereof or any release document pursuant hereto, and to hold each Creditor Indemnitee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees; and (d) release each Creditor Indemnitee from any duty, liability or obligation (if any) under the Notes or any other Existing Transaction Document in respect of the LNG Property and the release of the security interests therein pursuant hereto.

b.           The Parent and the Non-LNG Subsidiaries hereby, jointly and severally indemnify and hold harmless PNG and the LNG Parties, and each of their respective officers, directors, employees, equityholders, attorneys, consultants and agents (each, a “PNG Indemnitee”), from and against any and all claims, damages, liabilities and expenses, including, without limitation, attorneys’ fees and disbursements, which may be incurred by or asserted against any PNG Indemnitee in any investigation, litigation, suit or action by any third party arising out of or relating to the Collateral Agreements or any Related Obligations; provided, however, that the Parent and the Non-LNG Subsidiaries shall not be required to indemnify any PNG Indemnitee from or against any portion of such claims, damages, liabilities or expenses arising out of the gross negligence or willful misconduct of such PNG Indemnitee, as determined by a final nonappealable judgment of a court of competent jurisdiction.

8.           Miscellaneous.

a.           Independent Review.  Each of the parties hereto has reviewed this Release with its own counsel and advisors.

b.           Binding Effect. This Release shall be binding upon and enforceable by, and inure to the benefit of, each of the parties hereto and each direct or indirect legal representative, successor and assignee of any such party.

c.           Entire Agreement.  This Release contains the entire agreement among the parties hereto with respect to the subject matter of this Release and supersedes each action heretofore taken or not taken, each course of conduct heretofore pursued, accepted or acquiesced in, and each oral, written or other agreement and representation heretofore made, by or on behalf of any of the parties with respect thereto.  No action heretofore or hereafter taken or not taken, no course of conduct heretofore or hereafter pursued, accepted or acquiesced in, no oral, written or other agreement or representation heretofore made, and no agreement or representation hereafter made other than in writing, by or on behalf of any party hereto shall modify or terminate this Release, impair or otherwise adversely affect this Release, any obligation, right, remedy or power of any party pursuant to this Release or arising or accruing as a result of this Release or operate as a waiver of any such obligation, right, remedy or power.  No modification of this Release or waiver of any such obligation, right, remedy or power shall be effective unless made in a writing duly executed by each party sought to be bound thereby and specifically referring to such modification or waiver. Notwithstanding anything herein to the contrary, nothing herein shall be deemed to limit, alter, amend or constitute a waiver with respect to, any other release or indemnification covenants or agreements provided by Parent and any other Non-LNG Subsidiaries to any LNG Party.

d.           Severability.  Whenever possible, each provision of this Release shall be interpreted in such manner as to be effective and valid under applicable law.  If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

e.           Governing Law.  This Release shall be governed by and construed, interpreted and enforced in accordance with the law of the State of New York (including, but not limited to, Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and, to the extent applicable, the federal law of the United States without regard to the law of any other jurisdiction.

f.           Headings.  In this Release, headings of sections are for convenience of reference only and have no substantive effect.

g.           JURISDICTIONAL CONSENTS AND WAIVERS.  EACH PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY (i) CONSENTS IN EACH ACTION AND OTHER LEGAL PROCEEDING COMMENCED BY ANY OTHER PARTY AND ARISING OUT OF OR OTHERWISE RELATING TO THIS RELEASE TO THE NONEXCLUSIVE PERSONAL JURISDICTION OF ANY COURT THAT IS EITHER A COURT OF RECORD OF THE STATE OF NEW YORK OR A COURT OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK, (ii) WAIVES EACH OBJECTION TO THE LAYING OF VENUE OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING, (iii) WAIVES PERSONAL SERVICE OF PROCESS IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING, (iv) WAIVES IN EACH SUCH ACTION AND OTHER LEGAL PROCEEDING EACH RIGHT TO ASSERT ANY NON-MANDATORY COUNTERCLAIM OR ANY SETOFF, (v) WAIVES EACH RIGHT TO ATTACK ANY FINAL JUDGMENT THAT IS OBTAINED AS A RESULT OF ANY SUCH ACTION OR OTHER LEGAL PROCEEDING AND (vi) CONSENTS TO EACH SUCH FINAL JUDGMENT BEING SUED UPON IN ANY COURT HAVING JURISDICTION WITH RESPECT THERETO AND ENFORCED IN THE JURISDICTION IN WHICH SUCH COURT IS LOCATED AS IF ISSUED BY SUCH COURT.

h.           WAIVER OF TRIAL BY JURY. EACH PARTY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (i) THIS RELEASE OR ANY OF THE OBLIGATIONS HEREUNDER, (ii) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THIS RELEASE OR ANY OF THE OBLIGATIONS HEREUNDER OR (iii) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS RELEASE OR ANY OF THE OBLIGATIONS HEREUNDER.

i.           Counterparts.  This Release (i)  may be executed by the parties hereto in several counterparts, and each such counterpart shall be deemed to be an original, and all such counterparts shall constitute together but one and the same agreement and (ii) may be executed and delivered by telecopier or “pdf” file, and when so executed and delivered, shall constitute an “original” document.

j.           Effective Date.  This Release shall be deemed to be effective as of the date of satisfaction of all conditions precedent set forth in Section 4 hereof.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK--SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Release, Consent and Acknowledgment to be executed as of the date first written above.

DURANT BIOFUELS, LLC

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH BIOFUELS, INC.
(a Delaware corporation)

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH LNG, INC.
(a Texas corporation)

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    President

NEW EARTH LNG, LLC
 (a Delaware limited liability company)

By:____________________________
Name:  Kevin Markey
Title:    Chief Executive Officer

APPLIED LNG TECHNOLOGIES USA, L.L.C.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:   Chief Executive Officer

FLEET STAR, INC.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer
[Counterpart signature page to Release, Consent and Acknowledgment]
[Additional Signatures Follow]

EARTH LEASING, INC.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

ARIZONA LNG, L.L.C.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH BIOFUELS TECHNOLOGY CO., LLC

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer of Member, Earth Biofuels, Inc.

THE WING SAIL COMPANY

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH BIOFUELS OF CORDELE, LLC

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

B20 CUSTOMS, LLC

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

[Counterpart signature page to Release, Consent and Acknowledgment]
[Additional Signatures Follow]

EARTH BIOFUELS OPERATING, INC.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH BIOFUELS RETAIL FUEL COMPANY, LLC

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer of Member, Earth Biofuels, Inc.

EARTH ETHANOL OF WASHINGTON L.L.C.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

EARTH ETHANOL, INC.

By:____________________________
Name:  Dennis G. McLaughlin, III
Title:    Chief Executive Officer

PNG VENTURES, INC.

By:____________________________
Name:  Kevin Markey
Title:    Chief Executive Officer

[Counterpart signature page to Release, Consent and Acknowledgment]
[Additional Signatures Follow]
Collateral Agent and Creditors:

CASTLERIGG PNG INVESTMENTS LLC
as Collateral Agent

By: Castlerigg Master Investments Ltd.,
         its managing member and sole member

By:_______________________________
Name: Patrick T. Burke
Title:   Senior Managing Director

RADCLIFFE SPC, LTD. for and on behalf of the Class A Convertible Crossover Segregated Portfolio
By:  RG Capital Management Company, L.P.
     By:  RGC Management Company, LLC

By: _______________________________
Name: Gerald F. Stahlecker
Title:   Managing Director

[Counterpart signature page to Release, Consent and Acknowledgment]

EXHIBIT A

UCC FINANCING STATEMENTS TO BE TERMINATED

Jurisdiction	Date Filed	Filing Number	Secured Party	Debtor
Texas	12/21/07	07-0043021461	Castlerigg Master Investments Ltd., as Collateral Agent	Earth LNG, Inc.
Texas	12/21/07	07-0043021249	Castlerigg Master Investments Ltd., as Collateral Agent	Alternative Dual Fuels, Inc.
Delaware	12/20/07	20074826664	Castlerigg Master Investments Ltd., as Collateral Agent	Applied LNG Technologies USA, L.L.C.
Nevada	12/21/07	2007042072-7	Castlerigg Master Investments Ltd., as Collateral Agent	Arizona LNG, L.L.C.
Delaware	12/21/07	20074836259	Castlerigg Master Investments Ltd., as Collateral Agent	Fleet Star, Inc.

EXHIBIT B

Creditors

Castlerigg PNG Investments LLC

Portside Growth and Opportunity Fund